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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         NEW YORK MORTGAGE TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Maryland                                47-0934168
  ----------------------            ---------------------------------
 (State of Incorporation)           (IRS Employer Identification No.)


   1301 Avenue of the Americas
        New York, New York                            10019
---------------------------------------             ----------
(Address of Principal Executive Offices)            (Zip Code)


If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and is            12(g) of the Exchange Act and is
effective pursuant to General               effective pursuant to General
Instruction A.(c), please check the         Instruction A.(d), please check the
following box. [X]                          following box. [ ]


Securities Act registration statement file number to which this form relates (if applicable):
File No. 333-111668.

Securities registered pursuant to Section 12(b) of the Act:

      Title of Each Class                   Name of Each Exchange on Which
      to be so Registered                   Each Class is to be Registered:
      -------------------                   -------------------------------

   Common Stock, $0.01 par value per share      New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:  None.
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        This filing relates to the New York Stock Exchange Original Listing
Application filed by the Company on February 16, 2004.

Item 1.  Description of Registrant's Securities to be Registered.

     A description of New York Mortgage Trust, Inc. common stock is set forth under the caption "Description of Capital Stock" in the Prospectus contained in the Registration Statement on Form S-11 (File No. 333-111668), as initially filed with the Securities and Exchange Commission on December 31, 2003, as amended (the "Registration Statement"). Such portion of the Registration Statement is hereby incorporated by reference.

Item 2.  Exhibits.

        Not applicable.



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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NEW YORK MORTGAGE TRUST, INC.

Date:  June 15, 2004                   By:   /s/ David A. Akre
                                            -----------------------------------
                                       Name:   David A. Akre
                                       Title:  Co-Chief Executive Officer



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